Exhibit 32.1

CERTIFICATION of Chief Executive Officer
PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 1350 of Title 18 of the United States Code as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, Jun Liu, Chief Executive Officer of Curanex Pharmaceuticals Inc. (the “Company”), hereby certifies that based on my knowledge:

(1) The Annual Report on Form 10-K of the Company for the period ended December 31, 2025 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and,

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods indicated.

Dated: March 30, 2026

/s/ Jun Liu
Jun Liu
Chief Executive Officer
(Principal Executive Officer)